SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 21, 2003
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-22513 (COMMISSION FILE NO.)	91-1646860 (IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 21, 2003, Amazon.com, Inc. announced its third quarter 2003 financial results. A copy of the press release containing the announcement is included as Exhibit 99.1 and additional information regarding non-GAAP financial measures included in certain of Amazon.com’s public disclosures, including its third quarter 2003 financial results announcement, is included as Exhibit 99.2. Both of these exhibits are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

	By:	/s/ THOMAS J. SZKUTAK Thomas J. Szkutak Senior Vice President and Chief Financial Officer

Dated: October 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
Item 99.1	Press Release dated October 21, 2003 announcing Amazon.com, Inc.’s Third Quarter 2003 Financial Results.
Item 99.2	Information Regarding Certain Non-GAAP Financial Measures.